=============================================================================
                                                         SEC File Nos. 2-97999
                                                                      811-4321
==============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM N-1A

                            Registration Statement
                                     under
                           the Securities Act of 1933

                        Post-Effective Amendment No. 27

                            Registration Statement
                                     under
                       the Investment Company Act of 1940

                               Amendment No. 23


                      THE GROWTH FUND OF WASHINGTON, INC.
              (Exact name of registrant as specified in charter)

                           1101 Vermont Avenue, N.W.
                            Washington, D.C. 20005
                   (Address of principal executive offices)


              Registrant's Telephone Number, Including Area Code:
                                (202) 842-5665


                                  Jeffrey L. Steele
                       WASHINGTON MANAGEMENT CORPORATION
                           1101 Vermont Avenue, N.W.
                            Washington, D.C. 20005
                    (Name and address of agent for service)


                                  Copies to:
                          JOHN JUDE O'DONNELL, Esq.
                THOMPSON, O'DONNELL, MARKHAM, NORTON & HANNON
                          805 Fifteenth Street, N.W.
                            Washington, D.C. 20005
                         (Counsel for the Registrant)


 The Registrant filed its 24f-2 Notice for fiscal 2000 on February 22, 2001.

                 Approximate Date of Proposed Public Offering:

/X/ It is proposed that this filing will become effective 60 days after filing pursuant to paragraph (a) (1)
===============================================================================

                                                     PROSPECTUS JANUARY 1, 2002
                                  SUBJECT TO COMPLETION, DATED OCTOBER 26, 2001


JPMORGAN U.S. EQUITY FUNDS

CLASS A AND CLASS B SHARES


VALUE OPPORTUNITIES FUND







                                                THE SECURITIES AND EXCHANGE
                                                COMMISSION HAS NOT APPROVED OR
                                                DISAPPROVED THESE SECURITIES OR
                                                DETERMINED IF THIS PROSPECTUS IS
                                                TRUTHFUL OR COMPLETE. ANY
                                                REPRESENTATION TO THE CONTRARY
                                                IS A CRIMINAL OFFENSE.


[SIDENOTE]
The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell nor does it seek an offer to buy these securities in any state where the offer or sale is not permitted.


                                                          [LOGO]JPMORGAN FLEMING
                                                                Asset Management

Value Opportunities Fund                            1
Fund Management and Administration                  6
How Your Account Works                              7
   Buying Fund Shares                               8
   Selling Fund Shares                             10
   Exchanging Fund Shares                          11
Other Information Concerning the Fund              11
Distributions and Taxes                            12
Shareholder Services                               14
Risk and Reward Elements                           15
Financial Highlights                               17
How to Reach Us                                    18

JPMorgan VALUE OPPORTUNITIES FUND

RISK/RETURN SUMMARY
For a detailed discussion of the Fund's main risks, please see pages 15 to 16.

THE FUND'S OBJECTIVE
The Fund seeks to provide long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund will invest at least 80% of its total assets in equity securities of medium and large capitalization companies that the adviser believes to be undervalued.

Equity securities may include common stock, preferred stock, convertible securities and depositary receipts.

Although the Fund intends to invest primarily in equity securities, it may invest in high quality short-term securities and repurchase agreements. The Fund may also invest in money market instruments to meet redemption requirements or pending further investment of cash proceeds. Such defensive investment strategies may, however, impede the Fund's achievement of its investment objective.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may also use derivatives to hedge against various investments and for risk management.

The Fund may change any of these investment policies, but not its objective, without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]
FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The prices of equity securities held by the Fund may decline in response to certain events, including those directly involving issuers of those securities, adverse conditions affecting the general economy or overall market declines.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR ANY OF ITS AFFILIATES AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]
WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

FUND'S PAST PERFORMANCE
Effective December 31, 2001, the Fund changed its name, investment objective, certain investment policies and restrictions, as well as Investment Adviser. Prior to that time, the Fund operated as The Growth Fund of Washington. In view of the change of Investment Adviser and the other changes noted above, the Fund's past performance record is not considered pertinent for investors considering whether to purchase shares of the JPMorgan Value Opportunities Fund. As the Fund develops a new performance record, future prospectuses will present that record.

Unlike an entirely new mutual fund, the Fund currently holds various investments. The Fund's Investment Adviser expects to modify the Fund's current holdings, over time, to more closely conform to its investment management style, including investment in companies without regard to geographic location. This will result in higher turnover than the Fund has historically experienced, as well as the potential realization of increased capital gains. The Fund's turnover rate averaged 11% over the past five years; the anticipated turnover rate is estimated to be between 60 and 80%.

INVESTOR EXPENSES FOR CLASS A AND B SHARES
The expenses of Class A and B Shares are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                             CLASS A SHARES    CLASS B SHARES
--------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE
 (LOAD) WHEN YOU BUY
 SHARES, SHOWN AS % OF

 THE OFFERING PRICE*                         5.75%             NONE

 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS
 LOWER OF ORIGINAL
 PURCHASE PRICE OR
 REDEMPTION PROCEEDS                         NONE              5.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)

                                                         CLASS A   CLASS B
                                                         SHARES    SHARES
------------------------------------------------------------------------------
 MANAGEMENT FEES(1)                                      0.675     0.675

 DISTRIBUTION (RULE 12b-1) FEES                          0.25      1.00

 OTHER EXPENSES                                          0.43(2)   0.43(2)

 TOTAL OPERATING EXPENSES                                1.36      2.11

(1) MANAGEMENT FEES BASED ON NEW MANAGEMENT AGREEMENTS EFFECTIVE DECEMBER 31, 2001.
(2) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 in the Fund

- your investment has a 5% return each year

- the Fund's operating expenses remain the same

The example is for comparison only; the actual returns of Class A and Class B Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS A SHARES* ($)            $702       $969        $1,256      $2,071

 CLASS B SHARES** ($)

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS B SHARES ($)                                                ***

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

FUND MANAGEMENT AND ADMINISTRATION


The Fund is a Maryland corporation. The Directors of the Fund are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co., a bank holding company. JPMIM is located at 522 Fifth Avenue, New York, New York 10036.

JPMIM receives an annual fee equalling .50% of average daily net assets of the Fund.

PORTFOLIO MANAGERS
Bradford L. Frishberg and Jonathan N. Golub, Vice Presidents at JPMIM, are responsible for the investment management of the Fund. Mr. Frishberg is a portfolio manager in the U.S. Active Equity Group. An employee since 1996, he has been a portfolio manager in the London and Tokyo offices before returning to New York in 2000. Previously, Mr. Frishberg managed portfolios for Aetna Investment Management in Hong Kong. Mr. Golub is a portfolio manager in the U.S. Structured Equity Group. An employee since 2001, he is responsible for product management and client servicing across all equity products. Prior to joining the firm, Mr. Golub led the consultant relations effort at Scudder Kemper Investment and Chancellor LGT.

THE FUND'S ADMINISTRATOR
Washington Management Corporation (the "Business Manager") provides the services necessary to carry on the Fund's general administrative and corporate affairs. These services encompass general corporate governance, regulatory compliance and administrative oversight of each of the Fund's contractual service providers including custodian operations, shareholder services and Fund share distribution functions. The Business Manager receives an annual fee equalling 0.175% of average daily net assets of the Fund. The Business Manager, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated ("JLG"), has provided business management services to the Fund since its inception in 1985 and provides similar services to three other mutual funds with combined assets of approximately $45 billion. The Business Manager maintains its principal business address at 1101 Vermont Avenue, NW, Washington, D.C. 20005. Washington Management Corporation

The adviser and/or the distributor, may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR
J.P. Morgan Funds Distributor, Inc. (JPMFD) is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS


KNOW WHICH CLASSES TO BUY
The Fund may issue multiple classes of shares. This prospectus relates only to Class A and Class B Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contigent deferred sales charge.

ABOUT SALES CHARGES
You may pay a sales charge to buy Class A Shares and you may pay a sales charge with respect to Class B Shares in the Fund. There are also ongoing charges that all investors pay as long as they own their shares.

This prospectus offers Class A and B Shares of the Funds.

Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the two sales charges work.

CLASS A SHARES
The initial sales charge is deducted directly from the money you invest. As the following tables show, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund receives the net asset value.

TOTAL SALES CHARGE

                                        AS % OF THE   AS %
                                        OFFERING      OF NET
                                        PRICE         AMOUNT
 AMOUNT OF INVESTMENT                   PER SHARE     INVESTED
----------------------------------------------------------------
 LESS THAN $100,000                     5.75%         6.10%

 $100,000 BUT UNDER $250,000            3.75%         3.90%

 $250,000 BUT UNDER $500,000            2.50%         2.56%

 $500,000 BUT UNDER $1 MILLION          2.00%         2.04%

There is no sales charge for investments of $1 million or more.

CLASS B SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

 YEAR                DEFERRED SALES CHARGE
 1                   5%

 2                   4%

 3                   3%

 4                   3%

 5                   2%

 6                   1%

 7                   NONE

 8                   NONE

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

GENERAL
The Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution and service fees of up to 0.25% of the average daily net assets attributable to Class A Shares and up to 1.00% of the average daily net assets attributable to Class B Shares. Payments cover such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B will generally be the most economical choice.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for the Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES
You can buy shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative you want to buy shares of the Fund and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN
You can make regular automatic purchases of at least $100. There's more on the Systematic Investment Plan later in this document.

Whether you choose Class A or Class B Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions, and includes a sales charge as explained above. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). The Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. If the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we'll process your order at that day's price.

You must provide a Social Security Number or Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

THE FUND AND J.P. MORGAN FUNDS DISTRIBUTOR RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON.

 TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

 THE JPMORGAN FUNDS SERVICE CENTER

 1-800-348-4782

MINIMUM INVESTMENTS

                            INITIAL           ADDITIONAL
 TYPE OF ACCOUNT            INVESTMENT        INVESTMENTS
-----------------------------------------------------------
 REGULAR ACCOUNT            $2,500            $100

 SYSTEMATIC                 $1,000            $100
 INVESTMENT PLAN(1)         OR $250           $200

 IRAS                       $1,000            $100

 SEP-IRAS                   $1,000            $100

 EDUCATION IRAS             $1,000            $100

(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which may take more than 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you cannot sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you'll be responsible for any expenses and losses to the Fund. Orders by wire will be cancelled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement day.

If you're planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Fund will not issue certificates for Fund shares.

SELLING FUND SHARES
You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative you want to sell the Fund. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. You cannot sell by phone if you have changed your address of record within the previous 30 days. If you sell $25,000 or more of the Fund by phone, we'll send it by wire only to a bank account listed on our records.

We charge $10 for each transaction by wire.

Or

Send a signed letter with your instructions to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL
You can sell your shares on any day the JPMorgan Funds Service Center is accepting purchase orders. You'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, the Fund will send you the proceeds the next business day. We won't accept an order to sell shares if the Fund hasn't collected your payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You'll need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

LARGE REDEMPTIONS
If you are selling shares having an aggregate net asset value greater than $250,000 the Fund may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Fund in lieu of cash. Investors would incur brokerage charges on the sale of portfolio securities so received.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN
You can automatically exchange money from one JPMorgan account to another of the same class. See Shareholder Services for details.

GENERAL
If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange.

Carefully read the prospectus of the Fund you want to buy before making an exchange. You'll need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUND
We may close your account if the aggregate balance in all JPMorgan Funds (except Money Market Funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We'll give you 60 days notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

The Fund may issue multiple classes of shares. This prospectus relates only to Class A and Class B Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gains. The Fund deducts its expenses then pays out these earnings to shareholders as distributions.

The Fund distributes any net investment income at least annually. Net capital gain is distributed annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions in additional shares. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution the NAV will be higher on that date because it includes the distribution amount and you will pay tax on the entire amount of the taxable distribution you receive.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The above is a general summary of tax implications of investing in the Fund. Please consult your tax adviser to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER SERVICES


SYSTEMATIC INVESTMENT PLAN
If you make an initial investment of at least $1000, you can regularly invest $100 or more on a monthly, quarterly or semiannual basis. You may also choose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check from their bank account to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE
You can set up a systematic exchange program to automatically exchange shares on a regular basis. It's a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

EXCHANGE PRIVILEGE
You can exchange money between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B Shares.

RISK AND REWARD ELEMENTS
This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS                              POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When the Fund buys securities before       - The Fund can take advantage of          - The Fund segregates liquid assets to offset
  issue or for delayed delivery, it could      attractive transaction opportunities      leverage risks
  be exposed to leverage risk if it does
  not segregate liquid assets

SHORT-TERM TRADING
- Increased trading could raise the          - The Fund could realize gains in a       - The Fund generally avoids short-term
  Fund's brokerage and related costs           short period of time                      trading, except to take advantage of
- Increased short-term capital gains         - The Fund could protect against            attractive or unexpected opportunities or
  distributions could raise shareholders'      losses if a stock is overvalued and       to meet demands generated by shareholder
  income tax liability                         its value later falls                     activity
                                                                                       - The Fund's Portfolio Turnover Rate for the
                                                                                         most recent semi-annual period is 8.61%

DERIVATIVES
- Derivatives such as futures, options,      - Hedges that correlate well with         - The Fund uses derivatives, such as futures,
  swaps, and forward foreign currency          underlying positions can reduce or        options, swaps and forward foreign currency
  contracts(1) that are used for hedging       eliminate losses at low cost              contracts, for hedging and for risk
  the portfolio or specific securities may   - The Fund could make money and             management (i.e., to adjust duration or
  not fully offset the underlying positions    protect against losses if                 yield curve exposure, or to establish or
  and this could result in losses to the       management's analysis proves correct      adjust exposure to particular securities,
  Fund that would not have otherwise         - Derivatives that involve leverage         markets or currencies); risk management may
  occurred                                     could generate substantial gains at       include management of the Fund's exposure
- Derivatives used for risk management or      low cost                                  relative to its benchmark.
  to increase the Fund's gain may not have                                             - The Fund only establishes hedges that it
  the intended effects and may result in                                                 expects will be highly correlated with
  losses or missed opportunities                                                         underlying positions
- The counterparty to a derivatives                                                    - While the Fund may use derivatives that
  contract could default                                                                 incidentally involve leverage, they do not
- Derivatives that involve leverage could                                                use them for the specific purpose of
  magnify losses                                                                         leveraging their portfolio
- Certain types of derivatives involve
  costs to the Funds which can reduce
  returns
- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by the Fund, accelerate
  recognition of income to the Fund,
  affect the holding period of the
  Fund's assets and defer recognition of
  certain of the Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                              POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING
- When the Fund lends a security, there is   - The Fund may enhance income through     - The adviser maintains a list of approved
  a risk that the loaned securities may not    the investment of the collateral          borrowers
  be returned if the borrower or the           received from the borrower              - The Fund receives collateral equal to at
  lending agent defaults                                                                 least 100% of the current value of the
- The collateral will be subject to the                                                  securities loaned
  risks of the securities in which it is                                               - The lending agents indemnify the Fund
  invested                                                                               against borrower default
                                                                                       - The adviser's collateral investment
                                                                                         guidelines limit the quality and duration
                                                                                         of collateral investment to minimize losses
                                                                                       - Upon recall, the borrower must return the
                                                                                         securities loaned within the normal
                                                                                         settlement period

MARKET CONDITIONS
- The Fund's share price and performance     - Stocks have generally outperformed      - Under normal circumstances the Fund plans
  will fluctuate in response to stock          more stable investments (such as          to remain fully invested, with at least 80%
  and/or bond market movements                 bonds and cash equivalents) over the      in equities; equity investments may include
- Adverse market conditions may from time      long term                                 U.S. and foreign common stocks, convertible
  to time cause the Fund to take temporary                                               securities, preferred stocks, trust or
  defensive positions that are inconsistent                                              partnership interests, warrants, rights,
  with its principal investment strategies                                               REIT interests and investment company
  and may hinder the Fund from achieving                                                 securities
  its investment objective                                                             - The Fund seeks to limit risk and enhance
                                                                                         performance through active management and
                                                                                         diversification
                                                                                       - During severe market downturns, the Fund
                                                                                         has the option of investing up to 100% of
                                                                                         assets in short-term instruments

MANAGEMENT CHOICES
- The Fund could underperform its            - The Fund could outperform its           - The adviser focuses its active management
  benchmark due to its securities and          benchmark due to these same choices       on securities selection, the area where it
  asset allocation choices                                                               believes its commitment to research can
                                                                                         most enhance returns

FOREIGN INVESTMENTS
- Currency exchange rate movements could     - Favorable exchange rate movements       - The Fund anticipates that total foreign
  reduce gains or create losses                could generate gains or reduce losses     investments will not exceed 20% of total
- The Fund could lose money because of       - Foreign investments, which represent      assets
  foreign government actions, political        a major portion of the world's          - The Fund actively manages the currency
  instability, or lack of adequate and         securities, offer attractive              exposure of its foreign investments
  accurate information                         potential performance and                 relative to their benchmarks, and may hedge
- Currency and investment risks tend to be     opportunities for diversification         back into the U.S. dollar from time to time
  higher in emerging markets; these                                                      (see also "Derivatives")
  markets also present higher liquidity
  and valuation risks

ILLIQUID HOLDINGS
- The Fund could have difficulty valuing     - These holdings may offer more           - The Fund may not invest more than 15% of
  these holdings precisely                     attractive yields or potential            net assets in illiquid holdings
- The Fund could be unable to sell these       growth than comparable widely           - To maintain adequate liquidity to meet
  holdings at the time or price it desires     traded securities                         redemptions, the Fund may hold high quality
                                                                                         short-term securities (including repurchase
                                                                                         agreements and reverse repurchase
                                                                                         agreements) and, for temporary or
                                                                                         extraordinary purposes, may borrow from
                                                                                         banks up to 33 1/3% of the value of its
                                                                                         total assets

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund's results for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Annual information has been audited by Johnson Lambert & Co., whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.

                                                      SIX MONTHS
                                                         ENDED                    FOR THE YEAR ENDED DECEMBER 31,
                                                     JUNE 30, 2001   ------------------------------------------------------------
                                                      (UNAUDITED)      2000        1999         1998         1997         1996
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $28.05        $28.83      $30.86       $26.09       $20.00       $18.19

   Income from Investment Operations:

     Net Investment Income                                 .02           .04         .08          .08          .09          .07

     Net Realized and Unrealized Gain (Loss)
       on Investment                                    (1.35)           .10      (1.36)         5.95         7.20         2.60
                                                      --------      --------    --------     --------     --------     --------
     Total from Investment Operations                   (1.33)           .14      (1.28)         6.03         7.29         2.67

   Less Distributions:

     Dividends (from Net Investment Income)              (.02)         (.05)       (.08)        (.07)        (.09)        (.07)

     Distributions (from Capital Gains)                     --         (.87)       (.67)       (1.19)       (1.11)        (.79)
                                                      --------      --------    --------     --------     --------     --------
     Total Distributions                                 (.02)         (.92)       (.75)       (1.26)       (1.20)        (.86)

Net Asset Value, End of Period                          $26.70        $28.05      $28.83       $30.86       $26.09       $20.00

TOTAL RETURN(1)                                        (4.74)%          .65%     (4.15)%       23.22%       36.56%       14.65%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (in thousands)               $55,657      $62,075      $69,741      $77,868      $61,649      $48,801

Ratio of Expenses to Average Net Assets                  1.28%(2)     1.25%        1.18%        1.24%        1.25%        1.42%

Ratio of Net Income to Average Net Assets                 .18%(2)      .21%         .30%         .26%         .35%         .35%

Portfolio Turnover Rate                                  8.61%(2)    11.73%        8.07%       11.17%       13.03%       24.20%

(1) Excludes maximum sales charge of 5.75% of the Fund's offering price.
(2) Annualized.

HOW TO REACH US


MORE INFORMATION
You'll find more information about the Fund in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies, and is incorporated by reference into this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUND SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through a financial adviser you should contact the adviser directly for more information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-6009.
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-4321.

                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039




                    This page is not part of the Prospectus.





                                Subject to completion, dated October 26, 2001


                                JPMorgan Funds

                   JPMorgan Value Opportunities Fund, Inc.


                                    Part B

                      STATEMENT OF ADDITIONAL INFORMATION

                               January 1, 2002



                            1101 Vermont Avenue, NW
                            Washington, D.C. 20005
                                (202) 842-5665
                                (800)972-9274



JP Morgan Value Opportunities Fund, Inc. (the "Fund") is a diversified, open-end investment company that seeks long-term capital appreciation. This Statement of Additional Information relating to the Fund is not a prospectus and should be read in conjunction with the Fund's Prospectus. The Fund's Annual Report and Semi-Annual Report are incorporated by reference into the SAI. Copies of the Fund's Prospectus, Annual Report and Semi-Annual Report are available, without charge, upon request by writing or calling the Secretary of the Fund at the above address and phone number. The date of the Prospectus to which this statement relates is January 1, 2002.



                          --------------------------




                      J.P Morgan Funds Distributor, Inc.
                                  Distributor

                       Washington Management Corporation
                               Business Manager


                    J.P. Morgan Investment Management Inc.
                              Investment Adviser

                              TABLE OF CONTENTS


CAPTION                                                              PAGE


General Information                                                    3
Description of Certain Securities                                      3
Additional Investment Restrictions and Policies                        8
Management of the Fund                                                11
Directors and Director Compensation                                   11
Codes of Ethics                                                       13
Investment Advisory and Other Services                                13
Custodian and Transfer Agent                                          14
Distributor and Plans of Distribution                                 14
Portfolio Transactions                                                16
Description of Shares, Voting Rights and Liabilities                  17
Purchases, Redemptions and Exchanges                                  18
Net Asset Value                                                       23
Tax Status                                                            24
Performance Data                                                      25
Financial Statements                                                  26

                             GENERAL INFORMATION



JPMorgan Value Opportunities Fund, Inc. (the "Fund") is a diversified, open-end investment company that seeks long-term capital appreciation. The Fund was incorporated under the laws of the State of Maryland on May 24, 1985. The Fund operated as The Growth Fund of Washington until December 31, 2001.

Washington Management Corporation, a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated ("JLG"), is the Fund's Business Manager. J.P. Morgan Investment Management Inc. ("JPMIM"), a wholly owned subsidiary of J.P. Morgan Chase & Co. is the Fund's Investment Adviser. J.P. Morgan Funds Distributor, Inc., a wholly- owned subsidiary of The BISYS Group, Inc., is the Distributor of the Fund's shares.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, Morgan Guaranty Trust Company of New York, ("Morgan"), an affiliate of the Adviser or any other bank. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board, or any other government agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower that the amount originally invested by the investor.



                      DESCRIPTION OF CERTAIN SECURITIES

                              Equity Investments

The Equity Securities in which the Fund invests include those listed on any domestic or foreign securities exchange or traded in the over-the-counter (OTC) market.

Equity Securities. The Equity Securities in which the Fund may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

The convertible securities in which the Fund may invest include any debt securities stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders.

Common Stock Warrants. The Fund may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock. Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.

Foreign Investments. The Fund may make investments in foreign securities. Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of Fund securities and could favorably or unfavorably affect the Fund's operations.

Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

Foreign investments may be made in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Commercial Paper. The Fund may invest in commercial paper which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when- issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other Fund obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

Investment Company Securities. Securities of other investment companies may be acquired by the Fund to the extent permitted under the Investment Company Act of 1940 (the "1940 Act") or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (I) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; provided, however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Securities and Exchange Commission ("SEC") has granted the Fund an exemptive order permitting it to invest their uninvested cash in any affiliated money market funds. The order sets forth the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, shareholder servicing and administrative fees.

Repurchase Agreements. The Fund may invest in repurchase agreements with commercial banks or broker-dealers meeting creditworthiness standards set and monitored by the Fund's Investment Adviser. A repurchase agreement involves the purchase by the Fund of U.S. Government securities or other debt obligations with the condition that, after a stated period of time, the seller will buy back the same securities (the "collateral") at a predetermined price or yield. The collateral will be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder). In the event the original seller defaults on its obligations to repurchase, the Fund will sell the collateral, which action could involve costs or delays. The Fund's rights to the collateral are unclear where the seller is a bank which becomes insolvent. Moreover, the Fund could suffer a loss to the extent proceeds from the sale of the collateral may be less than the repurchase price. Either the Fund or its custodian will have physical custody of the collateral or the Fund will have constructive possession by entry into the Fund's account in the Federal book-entry system. No more than 10% of the Fund's net assets, at the time of investment, may be invested in repurchase agreements not terminable within seven days.


Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated Fund of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

Loans of Fund Securities. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Fund will not lend their securities to any officer, Director, employee or other affiliate of the Fund, the Adviser or the Distributor, unless otherwise permitted by applicable law. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

Illiquid Investments; Privately Placed and Certain Unregistered Securities. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the Fund's net assets would be inilliquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933 ("the 1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity. The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Directors. The Directors will monitor the Adviser's implementation of these guidelines on a periodic basis. As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a holding under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Quality and Diversification Requirements. The Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline. The Fund will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See"Taxes."The Fund may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time the Fund invests in any other short-term debt securities, they must be rated in the category A or higher by Moody's or Standard & Poor's, or the equivalent by another NRSRO, or if unrated, the investment must be of comparable quality in the Adviser's opinion. In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Futures Contracts and Options on Futures Contracts. The Fund may purchase or sell (write)futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities. Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract. The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments. Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

Asset Coverage for Futures Contracts and Options Positions. Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.


U.S. Government Securities and Other Short-Term Securities. The Fund may invest in short term securities which may include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds), federal agency obligations guaranteed as to principal and interest by the U.S. Treasury, and certain securities issued by U.S. Government instrumentalities and certain federal agencies which securities are neither direct obligations of, nor guaranteed by, the Treasury. These latter securities, however, generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. Other short-term securities may also include commercial paper issued by domestic corporations rated at the time of purchase not lower than Prime-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Corporation, or certificates of deposit issued by U.S. Banks having assets in excess of $1 billion.



               ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

Investment Restrictions

The Fund has adopted the following restrictions which, together with its investment objective, are its fundamental policies. These fundamental policies cannot be changed without approval of the holders of a majority (as defined in the Investment Company Act of 1940, the "Act") of the Fund's outstanding shares. The Act defines "majority" as the lesser of (1) 67% of the Fund's outstanding shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares.



     The Fund's fundamental investment restrictions are:

     (1): The Fund may not borrow money, except to the extent permitted by applicable law.

     (2): The Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act.

     (3): The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or instruments issued by issuers that invest in real estate.

     (4) The Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodity contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

     (5): The Fund may make loans to other persons, in accordance with the Fund's investment objective and policies to the extent permitted by applicable law.

     (6): The Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the Securities and Exchange Commission.

     (7): The Fund may not issue senior  securities,  except as permitted  under
          the   Investment   Company   Act  of  1940  or  any  rule,   order  or
          interpretation thereunder.

     (8)  The  Fund may not make any  investment  inconsistent  with the  Fund's
          classification   as  a  diversified   investment   company  under  the
          Investment Company Act of 1940.


The following restrictions are not fundamental and may be changed by the Fund without shareholder approval, in compliance with applicable law, regulation, or regulatory policy.

      The Fund may not:

     (a) make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

     (b) purchase any securities subject to legal or contractual restrictions on the resale thereof, or purchase securities which are not readily marketable, or enter into repurchase agreements not terminable within seven business days, if such purchase or entering into a repurchase agreement would cause more than 10% of the value of its total assets to be invested in such securities and such repurchase agreements;


     (c)  invest  its  assets  in  securities  of  other   open-end   investment
          companies, except as permitted under the 1940 Act or any order pursuant thereto;


     (d)  pledge,   mortgage  or  hypothecate  its  assets  except,   to  secure
          borrowings permitted by subparagraph (1) above, it may pledge securities having a value at the time of pledge not exceeding 15% of the cost of its total assets.



There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change. For purposes of fundamental investment restrictions regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.



                                  MANAGEMENT OF THE FUND
                                FUND DIRECTORS AND OFFICERS
                            Directors and Director Compensation
                            -----------------------------------
              (with their principal occupations during the past five years)#

Name and Address*          Position with   Principal Occupation(s)        Aggregate Compensation from       Total Compensation from
                           Registrant      during Past 5 Years#           Registrant during Fiscal Year     Registrant and Fund
                                                                          12/31/00                          Complex3

Cyrus A. Ansary            Director        President, Investment Services   $2,000                           $2,000
Age: 67                                    International Co. LLC

Daniel J. Callahan         Director        Vice Chairman and Treasurer      None                             None
Age: 69                                    The Morris and Gwendolyn
                                           Cafritz Foundation

James H. Lemon, Jr.1,2     Chairman of the Chairman and Chief Executive     None                             None
Age: 65                    Board           Officer, The Johnston-Lemon
                                           Group, Incorporated

Harry J. Lister1,2         Vice Chairman   President and Director,          None                             None
Age: 65                    and             Washington Management
                           Director        Corporation

James C. Miller III        Director        Counselor, Citizens for a        None                             None
Age 59                                     Sound Economy

T. Eugene Smith             Director       President, T. Eugene Smith       $2,000                           $2,000
Age: 71                                    Inc.

Jeffrey L. Steele1,2       President and   Director and Executive Vice      None                             None
Age: 56                    Director        President, Washington
                                           Management Corporation

Leonard P. Steuart, II     Director        Vice President, Steuart         $2,000                           $2,000
Age: 66                                    Investment Company



                               11



Margita E. White          Director        Retired President, Association    $1,800                           $1,800
Age: 64                                   for Maximum Service
                                          Television, Inc.


*The address for all Directors is the Office of the Fund, 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005.

#Positions within the organizations listed may have changed during the period.

1 James H. Lemon, Jr, Harry J. Lister and Jeffrey L. Steele are affiliated with the Business Manager and, accordingly, receive no remuneration from the Fund.
2 Directors who are considered "interested persons" as defined in the Act. The Fund pays all Directors who are not "interested persons" an attendance fee of $400 per meeting and $200 for each committee meeting attended. The total compensation paid by the Fund to such Directors for the fiscal year ended December 31, 2000 was $7,800. All directors who are not "interested persons" of the Fund serve on the Governance and Audit Committees. No officers, directors or employees of the Business Manager or Investment Adviser receive remuneration directly from the Fund.
3 No director serves on any other fund boards in the complex and none has any pension or retirement benefits from the Fund.

                                   Officers
        (with their principal occupations during the past five years)#

* Stephen Hartwell (Age: 86), Executive Vice President. Washington Management Corporation, Chairman

*    Howard L.  Kitzmiller  (Age:  71),  Senior Vice  President  and Secretary .
     Washington  Management  Corporation,   Senior  Vice  President,  Secretary,
     Assistant Treasurer and Director

* Prabha S. Carpenter (Age:47), Senior Vice President. Washington Investment Advisers, Inc., Vice President

*    Ralph  S.  Richard  (Age:  82),  Vice  President.   Washington   Management
     Corporation, Vice President, Treasurer and Director

*    Lois  A.  Erhard  (Age:   49),  Vice   President.   Washington   Management
     Corporation, Vice President

* Michael W. Stockton (Age: 34), Vice President, Assistant Secretary, Treasurer and Chief Financial Officer. Washington Management Corporation, Vice President, Assistant Secretary and Assistant Treasurer

* J. Lanier Frank (Age: 40), Assistant Vice President. Washington Management Corporation, Assistant Vice President

* Ashley L. Shaw (Age: 32), Assistant Treasurer and Assistant Secretary. Washington Management Corporation, Assistant Secretary (2000-present), Attorney/Law Clerk


#Positions within the organizations listed may have changed during the period.

* Address is 1101 Vermont Avenue, NW, Washington, DC  20005


Directors of the Fund, acting on behalf of shareholders, direct and coordinate the Fund's overall policy and have retained the services of the Business Manager and Investment Adviser to operate the Fund.


As of December 15, 2001 officers and directors as a group owned beneficially or of record approximately XXX,000 shares of the Fund (9%).


                               CODES OF ETHICS

The Fund, the Business Manager, the Distributor and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Fund. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                    INVESTMENT ADVISORY AND OTHER SERVICES

J.P. Morgan Investment Management Inc. (JPMIM), acts as investment adviser to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board of Directors may determine, JPMIM is responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, JPMIM provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Fund's investments. The Adviser continuously provides investment programs and determines from time to time what securities shall be purchased, sold or exchanged and what portion of the Fund's assets shall be held uninvested. The Adviser to the Fund furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Fund.

As compensation for services rendered to the Fund, the Fund pays the Investment Adviser a fee, computed daily and paid monthly, of .500% per annum on the Fund's net assets.

The Fund also pays the Business Manager, as compensation for services rendered to the Fund, a fee computed daily and paid monthly, of .175% per annum on the Fund's net assets. During the fiscal year ended December 31, 2000 the Business Manager received a fee of $216,036 and the Investment Adviser $232,544. During fiscal year ended December 31, 1999, the Business Manager received $248,226 and the Investment Adviser received $272,869. Comparable fees for the fiscal year ended December 31, 1998 were $237,145 and $259,032 respectively. Washington Investment Advisers served as the Fund's Investment Adviser for fiscal 1998-2000.


The Fund pays all expenses not assumed by the Investment Adviser or Business Manager. Expenses paid by the Fund include custodian, stock transfer and dividend disbursing fees and accounting and record keeping expenses; distribution expenses pursuant to a plan under Rule 12b-1 of the Act; costs of designing, printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes and insurance; expenses of the issuance, sale or repurchase of shares of the Fund (including federal registration and state fees); legal and audit fees and expenses; compensation, fees and expenses paid to Directors who are not interested persons of the Fund; association dues; and costs of stationery and forms prepared exclusively for the Fund.


The Investment Advisory and Business Management Agreements are subject to annual approval by (i) the Board of Directors of the Fund or (ii)vote of a majority (as defined in the Act) of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Directors who are not "interested persons" of the Fund by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory and the Business Management Agreements were last approved by shareholders at a meeting on December 5, 2001. The current Agreements are for the year ended December 31, 2002. The Investment Advisory and Business
Management Agreements are each terminable without penalty on not less than 60 days' notice by the Board of Directors of the Fund or by vote of the holders of a majority of the Fund's shares. Each will terminate automatically in the event of its assignment.


                         CUSTODIAN AND TRANSFER AGENT


The Chase Manhattan Bank (the "Custodian"), One Chase Manhattan Plaza, New York, NY 10081, serves as the Fund's custodian. As Custodian, it maintains custody of Fund assets, settles portfolio purchases and sales, collects portfolio income, maintains general ledger and capital stock accounts and investment ledgers, prepares daily trial balances and calculates net asset values. DST Systems, Inc. (the "Transfer Agent"), located at 210 W. 10th Street, Kansas City, MO 64105 serves as the Fund's transfer agent. The Transfer Agent maintains the Fund's official record of shareholders and, as dividend agent, is responsible for crediting dividends to shareholders accounts.

Johnson Lambert & Co., independent certified public accountants, located at 7500 Old Georgetown Road, Bethesda, Maryland 20814, has been selected as auditor for the Fund. In such capacity, Johnson Lambert & Co. conducts an annual audit of the Fund, meets with the Fund's Audit Committee and management at least annually, reads filings, such as Form N-SAR and registration statement amendments, prepares tax returns, and reads the Fund's annual and semi- annual reports.

The Washington Management Corporation Foundation, a charitable foundation established by the Business Manager, located at 1101 Vermont Avenue, N.W., makes contributions to charities organized under Section 501 (c)(3) or 509(a)(2) of the Internal Revenue Code. Directors and officers of the Fund, as well as all employees of the Business Manager, Investment Adviser and affiliates, may participate in a gift matching program sponsored by the Foundation.


                      DISTRIBUTOR AND DISTRIBUTION PLANS


J.P. Morgan Funds Distributor, Inc. (the "Distributor") serves as the Fund's exclusive distributor. The Distributor holds itself available to receive purchase orders for the Fund's shares. In that capacity, the Distributor has been granted the right, as agent of the Fund, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Fund and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Fund, the Distributor receives no compensation in its capacity as the Fund's distributor. The Distributor is a wholly-owned indirect subsidiary of The BYSIS Group, Inc. The Distributor currently provides administration and distribution services for a number of other investment companies. The Distribution Agreement will continue in effect with respect to the Fund only if it is approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding shares or (ii) by a vote of a majority of the Directors of the Fund and a vote of the Directors who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors of the Fund, including a vote of a majority of the Directors who are not "interested persons" of the Fund, or by a vote of (i) 67% or more of the Fund's outstanding voting securities present at a meeting if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less. The principal offices of the Distributor are located at 1211 Avenue of the Americas, New York, New York 10036.

The Fund has adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") pertaining to its Class A and Class B shares of the Fund, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in the Prospectus. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of the Fund may also benefit the Fund's other shares and other JPMorgan Funds.

Class A shares pay a Distribution Fee of up to 0.25% of average daily net assets and Class B shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B shares of up to 4.00% of the purchase price of such shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses. Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset values of Class A shares or 0.25% annualized of the average net asset value of the Class B shares, maintained in the Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B shares.

With respect to Class B shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be accrued and paid by the Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B shares. However, the Shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan. The Distribution Plans provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Directors and a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to such Plans ("Qualified Directors"). The Distribution Plans require that the Fund shall provide to the Board of Directors, and the Board of Directors shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plans. The selection and nomination of Qualified Directors shall be committed to the discretion of the disinterested Directors (as defined in the 1940 Act) then in office. The Distribution Plans may be terminated at any time by a vote of a majority of the Qualified Directors or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act). The

Distribution Plans may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Directors and the Qualified Directors. The Fund will preserve copies of any plan, agreement or report made pursuant to the Distribution Plans for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place. The table below sets forth for each Fund the Distribution Fees paid to the Distributor for the fiscal periods indicated:

The total amount paid to the Distributor under the Class A Plan for the fiscal year ended December 31, 2000 was $132,461. Only actual expenses of the Distributor, categories of which have been pre-approved, can be reimbursed up to the limit of .25% of average net assets annually under the Plan. Those amounts were expended as follows and such expenditures were reviewed quarterly by the Fund's Board of Directors:

            Service Fees to Dealers       $111,793

            Printing and mailing of prospectuses
            other than to existing shareholders $ 8,617

            Distributor's Selling and
            Servicing Expenses            $ 12,051


The Fund began its Class B Plan of Distribution on December 31, 2001.
With respect to the Class B shares of the Fund, the Distribution Fees are paid to FEP Capital L.P. for acting as finance agent.

                            PORTFOLIO TRANSACTIONS

The Adviser places orders for all JPMorgan Funds (the "Funds" or "a Fund") for all purchases and sales of Fund securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of Fund securities on behalf of all Funds.

Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Fund transactions for a Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Funds may engage in short-term trading consistent with their objectives.

In connection with Fund transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

In selecting a broker, the Adviser considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the firm's financial condition; as well as the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Adviser decides that the broker chosen will provide the best execution. The Adviser monitors the reasonableness of the brokerage commissions paid in light of the execution received. The Directors of each Fund review regularly the reasonableness of commissions and other transaction costs incurred by the Funds in light of facts and circumstances deemed relevant from time to time, and, in that connection, will receive reports from the Adviser and published data concerning transaction costs incurred by institutional investors generally. Research services provided by brokers to which the Adviser has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, Fund strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Adviser's clients and not solely or necessarily for the benefit of an individual Fund. The Adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Funds do not reduce their fee to the Adviser by any amount that might be attributable to the value of such services.

The Fund's brokerage commissions paid on portfolio transactions for the fiscal years ended December 31, 2000, 1999, and 1998, amounted to $19,308, $19,293 and $17,554, respectively. Differences in commission amounts reflect essentially differences in aggregate dollar amount of the portfolio transactions.

Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Morgan or an affiliate is a member or in a private placement in which Morgan or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Directors of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers including other Funds, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


             DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

JP Morgan Value Opportunities Fund, Inc. (the "Fund") is a diversified, open-end investment company which was incorporated under the laws of the State of Maryland on May 24, 1985. The Fund offers Class A and Class B shares. The shares of each class represent an interest in the same investment portfolio. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the Fund's rule 18f-3 Plan. Class A and Class B shareholders have exclusive rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares on other matters in which the interests of one class are different from the interest in another class. Shares of all classes of the Fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class in matters that affect that class alone. At the request of the holders of at least 10% of the shares, the Fund will hold a meeting at which the board or a member of the board could be removed by a majority vote. There will not usually be a shareholder meeting in any year, except, for example, when the election of the board is required to be acted upon by shareholders under the Act.

                     PURCHASES, REDEMPTIONS AND EXCHANGES

The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close the investor's account. If the investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. DST Systems, Inc. ("DST"), the funds' transfer agent (the "Transfer Agent") may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectus are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in
Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Fund in writing.

The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities.

If you are selling Fund shares having an aggregate net asset value greater than $250,000 the Fund may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Fund in lieu of cash. The redemption in kind will be effected at approximately the shareholder's proportionate share of the Fund's current net assets. The distributed securities are valued in the same manner as they are valued for purposes of calculating net asst value. The distributed securities shall be selected as follows: The redemption in kind will be made using only those common stocks which individually have an asset value equal to or greater than 5% of the net assets of the Fund. If there are no stocks which represent 5% of the Fund's net assets or insufficient quantity of such 5% holdings exist to effect the redemption in kind, then those holdings representing 4% or more of the Fund's net assets will be used, and if there are no such stocks or sufficient amounts of such stocks, then those holdings which are equal to or greater than 3% of net assets will be used. In making a redemption in kind, the Fund will make the redemption using no more than the five largest of the Fund's holdings, with the amount of each security determined as follows: The Fund will not distribute an amount of any security that will reduce the net asset value of that holding below 1% of the Fund's net assets. The percentage amount of each security to be distributed to the redeeming shareholder will be approximately equal to the percentage amount that each such security represents of the aggregate net asset value of all the securities that will be distributed to the redeeming shareholder. For example, if the Fund's holdings of common stock XYZ Corporation represents 30% of the aggregate net asset value of the 5 stocks to be distributed to the redeeming shareholder, then 30% of the net asset value of the redemption in kind will consist of common stock of XYZ Corporation. Adjustments may be made to avoid reducing the Fund's holdings of a particular security below 1% of the Fund's net asset value.

The Fund reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

Each investor in the Fund may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in the Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction (I) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

The public offering price of Class A shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to the investor's broker-dealer. The broker-dealer allocation for the Fund on Class A shares is set forth below:


                                                              Amount of
                                                             sales charge
                                                             reallowed to
                                  Sales charge as a          dealers as a
Amount of transaction at            percentage of:           percentage of
                                        Net                 offering price
                                      Amount

 Offering Price ($)        Offering Price     Invested       Offering Price

Under 100,000                   5.75            6.10            5.00
100,000 but under               3.75            3.90            3.25
250,000
250,000 but under               2.50            2.56            2.25
500,000
500,000 but under               2.00            2.04            1.75
1,000,000

There is no initial sales charge on purchases of Class A shares of $1 million or more.

At times the Fund's Distributor may reallow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A shares of the Fund may be deemed to be underwriters under the Securities Act of 1933.

The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other JPMorgan Fund (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement. The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter. An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

No initial sales charge will apply to the purchase of the Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the former Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

Purchases  of a Fund's  Class A shares may be made with no initial  sales charge
(i) by an investment adviser, broker or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the JPMorgan Funds Service Center.

A Fund may sell Class A shares without an initial sales charge to the current and retired Directors (and their immediate families), current and retired employees (and their immediate familes) of the Business Manager, current and retired employees (and their immediate families) of J.P. Morgan Chase & Co. ("JPMorgan Chase"), the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

Shareholders of record of any JPMorgan Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan Fund, provided there is no change in account registration.

Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B shareholders who have redeemed their shares and paid a contingent deferred sales charge ("CDSC") with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C shares.

Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. JPMorgan Chase may discontinue this exchange privilege at any time.

The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may charge an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter. Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

The Funds' distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares. The distributor keeps the entire amount of any CDSC the investor pays.

The contingent deferred sales charge for Class B shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. If the purchase of Class A Shares occurs within 90 days of the redemption of the B Shares, there is no initial sales charge (in an amount not in excess of their redemption proceeds). At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker- dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

Investors may incur a fee if they effect transactions through a broker or agent.



                           NET ASSET VALUE

The Fund computes its net asset value once daily on Monday through Friday at the time stated in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund may also close for purchases and redemptions at such other times as may be determined by the Board of Directors to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.

The net asset value of the Fund is equal to the Fund's total investments less the Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.

The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange, except under certain circumstances, when the average of the closing bid and asked price is less than the last sales price of the foreign local shares, the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to ten days prior to the valuation date unless, in the judgment of the Fund manager, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Directors. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Directors.

Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently 4:15 p.m., New York time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.

Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Directors. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Fixed income securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Directors.

Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Directors.


                                  TAX STATUS

The Fund intends to qualify and elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). Qualification and election to be taxed as a regulated investment company involve no supervision or management by any government agency. To qualify as a regulated investment company the Fund must distribute to shareholders at least 90% of its net investment income, and meet certain diversification of assets, source of income, and other requirements of the Code. By so doing, the Fund will not be subject to income tax on that portion of its net investment income and net realized capital gains distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its dividends and distributions will be taxable to shareholders as ordinary income dividends regardless of whether such distributions were derived from the Fund's net long-term capital gains.

The Fund will be subject to a non-deductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax the Fund must distribute during each calendar year
(1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the twelve-month period ending on December 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends, to the extent practicable, to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it is declared by the Fund in December, with a record date in that month, and paid by the Fund by January 31 of the following year. Such distributions will be taxable to shareholders in the year the distributions are declared, rather than the year in which the distributions are received.

Dividends from net investment income and net short-term capital gain distributions are taxable to shareholders as ordinary income. To the extent determined each year, such dividends are eligible for the dividends received deduction available to corporations.

Distributions of net long-term capital gains are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund shares have been held by a shareholder, and are not eligible for the dividends received deduction. A loss by a shareholder on the sale of shares of the Fund with respect to which long-term capital gain distributions have been paid will, to the extent of such long-term capital gain distributions, be treated as long-term capital loss even though such shares have been held by the shareholder for less than one year.

All dividends and distributions are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of such payments.

Distributions and dividends by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, it nevertheless would be taxable to the shareholder as ordinary income or capital gains as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Therefore, those purchasing Fund shares just prior to a distribution will receive a return of capital upon the ensuing distribution which will nevertheless be taxable to them.

Upon redemption, sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his cost basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term or short-term depending on the shareholder's holding period for the shares.

A gain realized on a redemption will not be affected by exercise of the reinstatement privilege. A loss realized on a redemption, however, will be disallowed to the extent the shares redeemed are replaced pursuant to exercise of the reinstatement privilege. In such case, the basis of the shares acquired pursuant to the exercise of the reinstatement privilege will be adjusted to reflect the disallowed loss.


The Fund is required to report to the Internal Revenue Service all dividends and distributions as well as gross proceeds from the redemption of Fund shares, except in the case of certain exempt shareholders. All dividends and proceeds will be subject to withholding of federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the Internal Revenue Service notifies the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such dividends or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions and dividends by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that dividends to them would be subject to withholding of U.S. tax.



                               PERFORMANCE DATA

From time to time, the Fund may quote performance in terms of actual distributions, average annual and aggregate annual total returns or capital appreciation in reports, sales literature and advertisements published by the Fund.

The Fund may provide periodic and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, ten- year periods will be shown, unless the class has been in existence for a shorter period. The Fund presents performance information for each class thereof since the commencement of operations of the Fund as the JPMorgan Value Opportunites Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the Fund is therefore based on the performance history of predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum contingent deferred sales charge (in the case of Class B Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

Yield Quotations. As required by regulations of the SEC, the annualized yield for the Fund is computed by dividing the Fund's net investment income per share earned during a 30-day period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

Total Return Quotations. As required by regulations of the SEC, the average annual total return of the Fund for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption. Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

The Fund began operating under its new name,  objective,  investment adviser and
operating   policies  on  December  31,  2001  and  therefore  has  no  historic performance to present.


                             FINANCIAL STATEMENTS

The Investment Portfolio, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Notes to Financial Statements, and Report of Independent Accountants (Annual Report only) contained in the Annual Report dated December 31, 2000 and Semi-Annual Report dated June 30, 2001 and on file with the Securities and Exchange Commission are hereby incorporated by reference into this statement of additional information. Effective December 31, 2001, the Fund changed its name, investment objective, certain investment policies and restrictions, as well as investment adviser. Prior to that time, the Fund operated as The Growth Fund of Washington. Please consider these items when viewing the Fund's historic financial reports.

                                    PART C
                               OTHER INFORMATION

Item 23. Exhibits

     a. Articles of Incorporation, as amended - To be filed (see SEC files nos. 811-4321 and 2-97999)

     b.   By-Laws On file (see SEC files nos. 811-4321 and 2-97999)

     c. Form of Stock Certificate - To be filed (see SEC files nos. 811-4321 and 2-97999)

     d. Investment Advisory Agreement - To be filed (see SEC files nos. 811-4321 and 2-97999)

     e. Form of Distribution Agreement between Registrant and J.P Morgan Funds Distributor, Inc. - To be filed (see SEC files nos. 811-4321 and 2-97999)

     f.   None

     g.   On file (see SEC files nos. 811-4321 and 2-97999)

     h. Business Management Agreement - To be filed (see SEC files nos. 811-4321 and 2-97999)

     i. Opinion of Counsel - to be filed (see SEC files nos. 811-4321 and 2-97999)

     j.   Consent of Independent Accountants - to be filed

     k.   None.

     l.   On file (see SEC files nos. 811-4321 and 2-97999)

     m.   On file (see SEC files nos. 811-4321 and 2-97999)

     n.   Rule 18f-3 Multi-Class Plan - to be filed

     p.   Code of Ethics - to be filed (see SEC files nos. 811-4321 and 2-97999)



Item 24. Persons Controlled by or under Common Control With Registrant.
        None


Item 25.  Indemnification.

          Article   VI,   paragraph   (3)  of  the   Registrant's   Articles  of
     Incorporation provides as follows:

     (3) Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the general laws of the State of Maryland, subject to the requirements of the 1940 Act.

            Article XII of Registrant's By-Laws provides as follows:

                                  ARTICLE XII

          Indemnification of Directors, Officers, and Employees

          The Corporation shall indemnify to the full extent authorized by law any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, is or was a director, officer, or employee of the Corporation or serves or served any other enterprise as a director, officer, or employee at the request of the Corporation, except that such indemnity shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

          Section 2-418 of the Maryland General Corporation Law provides as follows:

           2-418. Indemnification of directors, officers, employees and agents.

          (a) Definitions. -- In this section the following words have the meanings indicated.

               (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

               (2) "Corporation" includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

               (3) "Expenses" include attorney's fees.

               (4) "Official capacity" means the following:

                    (i) When used with  respect to a director,  the officer or a director in the corporation; and

                    (ii) When used with respect to a person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                    (iii) "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, other enterprise, or employee benefit plan.

               (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

               (6) "Proceeding" means any threatened pending or contemplated action, suit or proceeding, whether civil, criminal, administrative, or investigative.

      (b)   Permitted indemnification of director.

               (1) A Corporation may indemnify any director made a party to any proceeding by reason of service in that capacity if the director:

                  (i)   Acted in good faith;

                  (ii)  Reasonably believed:

                         1. In the case of  conduct in the  director's  official
                    capacity with the corporation, that the conduct was in the best interests of the corporation; and

                         2. In all other  cases,  that the  conduct was at least
                    not opposed to the best interests of the corporation; and

                    (iii)In  the  case  of  any  criminal  proceeding,   had  no
                         reasonable cause to believe that the conduct was unlawful.

                  (2)(i)Indemnification  may be against judgments,  penalties, fines,  settlements,  and reasonable  expenses actually
                         incurred  by  the  director  in  connection   with  the
                         proceeding.

                    (ii)However, if the proceeding was one by or in the right of the corporation, indemnification may be made only against reasonable expenses and may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

               (3) The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent creates a rebuttable presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

     (c) No indemnification of director liable for improper personal benefit. -- A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

     (d) Required indemnification against expenses incurred in successful defense. -- Unless limited by the charter:

               (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection
          (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

               (2) A court of appropriate jurisdiction, upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                    (i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

                    (ii) If it  determines  that  the  director  is  fairly  and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection
                         (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

               (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

      (e)   Determination that indemnification is proper.

               (1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

            (2)   Such determination shall be made:

                    (i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                    (ii) By  special  legal  counsel  selected  by the  board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

                  (iii) By the stockholders.

               (3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

               (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

      (f)   Payment of expenses in advance of final disposition of action.

               (1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, after a determination that the facts then known to those making the determination would not preclude indemnification under this section, upon receipt by the corporation of:

                    (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

                    (ii) A written  undertaking  by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

               (2) The undertaking  required by  subparagraph  (ii) of paragraph
          (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

               (3) Determinations and authorizations of payments under this subsection shall be in the manner specified in subsection (e) of this section.

     (g) Validity of indemnification provision. -- A provision for the corporation to indemnify a director who is made a party to a proceeding, whether contained in the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, except as contemplated by subsection (k) of this section, is not valid unless consistent with this section or, to the extent that indemnity under this section is limited by the charter, consistent with the charter.

     (h) Reimbursement of director's expenses incurred while appearing as witness. - This in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

     (i) Director's service to employee benefit plan. -- For purposes of this section:

               (1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan;

               (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

               (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

      (j)   Officer, employee or agent. -- Unless limited by the charter:

               (1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

               (2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

               (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors, or contract.

     (k) Insurance. -- A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

     (l) Report of indemnification to stockholders. -- Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting. (1981, ch. 737.)

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Reference is also made to the Distribution Agreement and Underwriting Agreement previously filed with the Commission.

Item 26. Business and Other Connections of Investment Adviser


      Not Applicable


ITEM 27.    Principal Underwriters

     (a) J. P. Morgan Funds Distributor, Inc., a wholly-owned subsidiary of The BISYS Group, Inc., is the underwriter for the Registrant.

     (b) The following are the Directors and officers of J. P. Morgan Funds Distributor, Inc., a wholly-owned subsidiary of The BISYS Group, Inc..





                         Position and Offices with   Position and Offices with
         Name                 Distributor                the Registrant
----- ------------------- ----------------------     --------------------
*     Lynn J. Mangum           Chairman                  None
&     Margaret Warner          Vice President            None
      Chambers
&     Dennis Sheehan           Executive Vice            None
                               President / Director
#     William J. Tomko         Senior Vice President     None
&     Kevin J. Dell            Vice President/Secretary  None
&     Edward S. Forman         Assistant Secretary       None
&     Patrick William McKeon   Vice President/ Chief     None
                               Compliance Officer
#     Charles L. Booth         Vice President/           None
                               Compliance Officer

*     Address is 150 Clove Street, Little Falls, NJ 07424
#     Address is 3435 Stelzer Road, Columbus, OH 43219
&     Address is 90 Park Avenue, New York, NY 10016

      (C)   None

ITEM 28.    Location of Accounts and Records

     The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:


             Name                                            Address
J.P. Morgan Funds Distributor, Inc., a wholly-       1211 Avenue of the Americas
owned subsidiary of  The BISYS Group, Inc.           New York, NY 10036
DST Systems, Inc. (transfer agent)                   210 W. 10th Street
                                                     Kansas City, MO  64105
The Chase Manhattan Bank (custodian)                 4 Chase MetroTech Center
                                                     Brooklyn, NY 11245
Washington Management Corporation (business manager) 1101 Vermont Ave., NW
                                                     Washington, DC  20005


ITEM 29.    Management Services

            Not applicable


ITEM 30.    Undertakings

            Not applicable




                             SIGNATURE OF REGISTRANT

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Washington, District of Columbia, on the 26th day of October, 2001.


                              THE GROWTH FUND OF WASHINGTON, INC.


                              By    /S/ Jeffrey L. Steele
                                    President

     Pursuant to the requirement of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on October 26th, 2001 by the following persons in the capacities indicated.

      SIGNATURE                                       TITLE

(1)   Principal Executive Officer:

      /S/Jeffrey L. Steele                      President



(2)   Principal Financial Officer and
      Principal Accounting Officer:

      /S/Michael W. Stockton                    Vice President, Treasurer and
                                                Chief Financial Officer

(3)   Directors

      James H. Lemon*                           Chairman of the Board
      Cyrus A. Ansary*                          Director

      /S/Harry J. Lister                        Director
      T. Eugene Smith*                          Director
      Leonard P. Steuart II*                    Director
      Margita E. White*                         Director


      * /S/By Howard L. Kitzmiller, Attorney-in-fact